Exhibit 10(b)(1)

                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

I, Marc O. Mayer, certify that:

1. I have reviewed this report on Form N-CSR (the "Report") of AllianceBernstein Institutional Funds, Inc., with respect to the AllianceBernstein Real Estate Investment Institutional Fund, the AllianceBernstein Premier Growth Institutional Fund and the AllianceBernstein Quasar Institutional Fund (the "Fund");

2. Based on my knowledge, this Report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this Report;

3. Based on my knowledge, the financial statements and other financial information included in this Report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the Fund as of, and for, the periods presented in this Report;

4. The Fund's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) for the Fund and have:

         a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the Fund, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this Report is being prepared;

         b) evaluated the effectiveness of the Fund's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this Report based on such evaluation; and

         c) disclosed in this Report any change in the Fund's internal control over financial reporting that occurred during the Fund's most recent fiscal half-year [or second fiscal half-year in the case of an annual report] that has materially affected, or is reasonably likely to materially affect, the Fund's internal control over financial reporting; and

5. The Fund's other certifying officer and I have disclosed to the Fund's auditors and the audit committee of the Fund's board of directors:

         a) all significant deficiencies in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Fund's ability to record, process, summarize, and report financial information; and

         b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Fund's internal controls.



Date:  December 30, 2003

                                                    /s/ Marc O. Mayer
                                                    --------------------------
                                                    Marc O. Mayer
                                                    President

                                                                Exhibit 10(b)(2)

                  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER



I, Mark D. Gersten, certify that:

1. I have reviewed this report on Form N-CSR (the "Report") of AllianceBernstein Institutional Funds, Inc., with respect to the AllianceBernstein Real Estate Investment Institutional Fund, the AllianceBernstein Premier Growth Institutional Fund and the AllianceBernstein Quasar Institutional Fund (the "Fund");

2. Based on my knowledge, this Report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this Report;

3. Based on my knowledge, the financial statements and other financial information included in this Report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the Fund as of, and for, the periods presented in this Report;

4. The Fund's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) for the Fund and have:

         a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the Fund, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this Report is being prepared;

         b) evaluated the effectiveness of the Fund's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this Report based on such evaluation; and

         c) disclosed in this Report any change in the Fund's internal control over financial reporting that occurred during the Fund's most recent fiscal half-year [or second fiscal half-year in the case of an annual report] that has materially affected, or is reasonably likely to materially affect, the Fund's internal control over financial reporting; and

5. The Fund's other certifying officer and I have disclosed to the Fund's auditors and the audit committee of the Fund's board of directors:

         a) all significant deficiencies in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Fund's ability to record, process, summarize, and report financial information; and

         b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Fund's internal controls.



Date: December 30, 2003



                                          /s/ Mark D. Gersten
                                          --------------------------
                                          Mark D. Gersten
                                          Treasurer and Chief Financial Officer